UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026
CITIZENS FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S Main St. Mansfield, Pennsylvania	16933
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (570) 662-0444
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
Randall E. Black, Chief Executive Officer, recently announced the unaudited consolidated financial results for Citizens Financial Services, Inc. and susbisidaries for the third quarter 2026.
On October 30, 2026, Citizens Financial Services, Inc. issued a press release titled “Citizens Financial Services, Inc. Reports Unaudited Third Quarter 2026 Financial Results”, attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated herein by reference.  The information furnished under Item 2.02 of the Current Report on an 8-K shall not be deemed “filed” for any purpose.
Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued by Citizens Financial Services, Inc. on October 30, 2026, titled “Citizens Financial Services, Inc. Reports Unaudited Third Quarter 2026 Financial Results”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

October 30, 2026	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer